UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): May 24, 2024

OrthoPediatrics Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-38242	26-1761833
(Commission File Number)	(I.R.S. Employer Identification Number)

2850 Frontier Drive Warsaw, Indiana	46582
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 268-6379

Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value per share	KIDS	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 24, 2024, OrthoPediatrics Corp. (the "Company") held its 2024 Annual Meeting of Stockholders and the Company's stockholders voted on the following matters:

Election of Directors

The nominees below were elected to serve as directors for a term that will last until the Company’s 2027 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.  The number of votes cast for and withheld from each nominee and the number of broker non-votes with respect to each nominee were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
David R. Bailey	18,199,037	1,790,600	727,703
Marie C. Infante	12,686,531	7,186,996	843,813
Jimmy D. McDonald	14,265,857	5,721,728	729,755

Approval, on an advisory basis, of the compensation of the Company's named executive officers

The Company's stockholders approved the compensation of the Company's named executive officers by voting as follows:

For	Against	Abstain	Broker Non-Votes
19,430,742	258,906	304,480	723,212

Approval of the OrthoPediatrics Corp. 2024 Incentive Award Plan

The Company's stockholders approved the OrthoPediatrics Corp. 2024 Incentive Award Plan by voting as follows:

For	Against	Abstain	Broker Non-Votes
18,409,907	1,279,054	305,167	723,212

Approval, on an advisory basis, of the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for our Fiscal Year Ending December 31, 2024

The Company’s stockholders approved the appointment by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 by voting as follows:

For	Against	Abstain
20,565,406	150,366	1,568

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OrthoPediatrics Corp.

Date: May 28, 2024	By:	/s/ Daniel J. Gerritzen
Daniel J. Gerritzen, General Counsel and Secretary